UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) October 26, 2006

HOST HOTELS & RESORTS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-25087	52-2095412
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6903 Rockledge Drive

Suite 1500

Bethesda, Maryland 20817

(Address of Principal Executive Offices) (Zip Code)

(240) 744-1000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01—Other Events

Host Hotels & Resorts, L.P. has included pro forma financial information in Exhibit 99.1, which is incorporated by reference herein, because we feel it may be useful to investors.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

Exhibit No.

99.1	Unaudited Pro Forma Financial Statements of Host Hotels & Resorts, L.P.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, L.P.

Date: October 26, 2006	By: HOST HOTELS & RESORTS, INC.
Its General Partner

/s/ Larry K. Harvey
Larry K. Harvey Senior Vice President, Chief Accounting Officer of Host Hotels & Resorts, Inc.

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